WELLS FARGO VARIABLE TRUST

                               Corporate Bond Fund


                      Supplement dated July 31, 2000 to the
                          Prospectus dated May 1, 2000

         Effective July 31, 2000, Jeffrey L. Weaver, CFA, is responsible as the sole portfolio manager for the day-to-day management of the Corporate Bond Fund. Mr. Weaver joined Wells Fargo Bank/Wells Capital Management Incorporated ("WCM") in 1994 as a portfolio manager for taxable short-duration fixed income portfolios. Prior to joining WCM, Mr. Weaver was a short-term fixed income securities trader and portfolio manager with Bankers Trust Company in New York. He has over nine years of investment management experience. He earned his BA in Economics from the University of Colorado, Boulder, and is a Chartered Financial Analyst. Mr. Weaver is a member of the Association for Investment Management and Research (AIMR) and the Security Analysts of San Francisco.